Myriad Genetics Fiscal Second-Quarter 2018 Earnings Call 02/06/2018 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A link to reconciliation of the GAAP to non-GAAP financial guidance is provided above. Forward Looking Statements Non-GAAP Financial Measures Financial Guidance Fiscal Year 2018 GAAP diluted earnings per share $1.82 - $1.87 Acquisition – amortization of intangible assets $0.52 Change in contingent consideration ($0.85) Tax reform impact on deferred taxes ($0.46) One time charges $0.08 Non-GAAP diluted earnings per share $1.11 - $1.16 Fiscal Third-Quarter 2018 GAAP diluted earnings per share $0.11 - $0.13 Acquisition – amortization of intangible assets $0.12 One time charges $0.03 Non-GAAP diluted earnings per share $0.26 - $0.28 For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/ Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

FY 2018 Second-Quarter Financial Results Significantly Exceed Expectations 2Q18 Actual Results 2Q17 Actual Results YoY Change Revenue (in mil.) $194.0 $196.5 (1%) GAAP EPS $0.45 $0.09 400% Adjusted EPS $0.31 $0.26 19% Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Critical Success Factors to Achieving Strategic Goals Grow new product volume STRATEGIC GOALS CRITICAL SUCCESS FACTORS >10% Revenue Growth >30% Operating Margin 7 Products >$50M >10% International Revenue Expand reimbursement coverage for new products Increase RNA kit revenue internationally Improve profitability with Elevate 2020 Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. Build upon solid hereditary cancer foundation

Solid Hereditary Cancer Foundation

4th Straight Quarter With Year-Over-Year Volume Growth

- Hereditary cancer revenue up slightly sequentially in-line with expectations
- 4th straight quarter with YoY volume growth
- Exceeded 3% volume growth target in 2Q18
- Successful riskScore™ launch led to accelerating growth in Preventive Care

Key Drivers of Volume Trends

- Competitor Quality Concerns
- Customizable Panels
- U.S. Oncology & ION
- Digital Integration
- riskScore®

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Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Grow New Product Volume New Product Volume Grows Double-Digits; Revenue Sets New Record Double-digit YoY Growth ≈30% ≈70% New products comprise ≈70% of test volume New product YoY volume grew at double-digit rate New products set new record at 35% of total revenue EndoPredict volume up >70% sequentially Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Expand Reimbursement Coverage For New Products

Several Key Reimbursement Catalysts in Fiscal Year 2018



Current U.S. Reimbursement
EndoPredict
Prolaris
Vectra DA
GeneSight
myPath Melanoma
0%
25%
50%
75%
100%

- Final Medicare LCD for EndoPredict became effective Jan. 30
- Prolaris favorable intermediate covered by Medicare
- Potential NCCN guidelines for Prolaris
- New Vectra DA utility guiding studies at ACR
- GeneSight trial showed statistically significant improvement in response and remission in MDD
- IMPACT study shows primary care MDs have even better outcomes than psychiatrists with GeneSight
- Potential NCCN guidelines for myPath Melanoma

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Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Improve Profitability With Elevate 2020 2nd Straight Quarter of Operating Expense Declines Adjusted Operating Expenses FY18 Targeted Savings = $17M Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

FY 2018 Second-Quarter Revenue By Product Product 2Q18 2Q17 YoY Growth Hereditary Cancer $126.9 $143.9 (12%) GeneSight $31.7 $21.7 46% Vectra DA $11.1 $10.7 4% Prolaris $5.0 $3.1 61% EndoPredict $2.0 $1.6 25% Other $2.5 $2.9 (14%) Total Molecular Diagnostic Revenue $179.2 $183.9 (3%) Pharmaceutical & Clinical Services $14.8 $12.6 18% Total Revenue $194.0 $196.5 (1%) (in millions) Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Fiscal Second-Quarter Financial Results Adjusted Earnings Per Share Increase 19% Over Q2 FY2017 2Q18 2Q17 YoY Growth Total Revenue $194.0 $196.5 (1%) Gross Profit $149.6 $152.1 (2%) Gross Margin 77.1% 77.4% -30 bps Operating Income $4.4 $17.0 (74%) Adjusted Operating Income $28.2 $23.6 20% Adjusted Operating Margin 14.5% 12.0% +250 bps Net Income $32.1 $5.9 444% Diluted EPS $0.45 $0.09 400% Adjusted EPS $0.31 $0.26 19% Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Comparison of Adjusted EPS and FCF/Share Adjusted EPS Significantly Understates Cash Earnings Power Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com. TTM FCF/Share = $1.90

FY18 and 3Q18 Financial Guidance Raising FY18 Financial Outlook Metric Fiscal Year 2018 Fiscal Third-Quarter 2018 Revenue $760 to $770 million $186 to $188 million GAAP Diluted EPS $1.82 to $1.87 $0.11 to $0.13 Adjusted EPS $1.11 to $1.16 $0.26 to $0.28 Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Potential Financial Catalysts Good Progress on Multiple Possibilities for Material Upsides Product Potential Catalyst Progress Continued Improvements in Volume Growth >3% growth in 1H18 Metastatic Breast Cancer Indication FDA approval in 3Q18 Additional Reimbursement Successful RCT study Successful IMPACT study ACR Guidelines & Reimbursement Increased Medicare rate under PAMA Additional Reimbursement Increased Medicare rate under PAMA; new NCCN guidelines Increased Adoption in U.S. 2% U.S. Market Share Additional Reimbursement New NCCN guidelines Copyright © 2018 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

riskScore Validation Presented at SABCS Identifies More Elevated Risk Patients Than BRCA Testing 7% of patients >30% lifetime risk 38% of patients >20% lifetime risk 12% 20% 30% 1% 66% Lifetime Risk of Breast Cancer General population

Expanded Opportunity in Hereditary Prostate Cancer Testing Volume Up 10x in Last Year Previous Guidelines 20,000 Patients New Guidelines 26,000 Patients 46,000 Patient Opportunity New consensus guidelines published in the Journal of Clinical Oncology recommend routine counseling for prostate patients on hereditary cancer risks NCCN guidelines recommend all metastatic prostate cancer patients tested for hereditary mutations HOXB13 added to myRisk Hereditary Cancer Panel Commercializing through both Oncology and Urology channels

Additional FDA Approval for BRACAnalysis CDx 125,000 Metastatic Breast Cancer Patients Now Eligible for Testing Previous Guidelines 20,000 Patients New Guidelines 26,000 Patients 125,000 patients highly motivated to know BRCA status Collaborating with AstraZeneca and Merck Launched one of our largest digital marketing campaigns to drive patient awareness Increased targeting to 3,300 oncologists who treat 75% of patients with metastatic breast cancer Diagnosed with or progress to metastatic disease HER2+ 40,000 HER2- 60,000 155,000 Don’t progress to metastatic disease 255,000 cases of invasive breast cancer

Continued Opportunity for Market Expansion With CDx Additional Indications Could Total $700M Opportunity Copyright © 2018 Myriad Genetics, Inc. all rights reserved. www.myriad.com CDx U.S. Market Opportunity (in mil.) Indications for BRACAnalysis CDx or myChoice HRD/Plus

GeneSight Study Significant for Most Important Endpoints

Beginning Discussions With Commercial Payers

Study endpoint	What it Means	Study Result	Importance to Clinicians and Payers
Remission hardest to achieve	Patient no longer depressed	Highly statistically significant ($p<0.01$)	Very important
Response difficult to achieve	Patient feels a lot better	Highly statistically significant ($p=0.01$)	Very important
Symptom Improvement most likely to achieve	Patient feels somewhat better	Approaching statistical significance ($p=0.1$)	Meaningful

- Remission, response, and symptom improvement were durable and continued to improve over the 24-week study period
- 40 antidepressant FDA registration studies in the last 20 years:
  - All were compared to placebo, not active drug like GeneSight
  - Only 13% showed statistical significance for Remission
  - Only 33% showed statistical significance for Response

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Two Additional Major Studies on GeneSight Underway Will Further Strengthen Supporting Clinical Evidence for the Test IMPACT Study PRIME Care (VA) Study Conducted in conjunction with the Canadian Centre for Addiction and Mental Health Open-label study with 8,000 patients enrolled to date with any mental health disorder Data on 2,000 depressed patients comparing outcomes between primary care and psychiatrists Primary care had even better outcomes than psychiatrists (p=0.0005) Conducted in conjunction with the Veterans Affairs Administration Randomized controlled trial planning to enroll 2,000 patients at 21 VA medical centers VA has committed $12M to fund the study Important for establishing coverage for Dept. of Defense personnel Copyright © 2018 Myriad Genetics, Inc. all rights reserved. www.myriad.com

Pathway To Expanded Vectra DA Reimbursement Additional Data and ACR Guidelines by End of Fiscal Year Payer Questions Progress Is Vectra DA included in guidelines? Included in United Rheumatology guidelines in Dec. 2016 (represents 10% of rheumatologists) Considered for ACR guidelines H2FY18 How does Vectra DA compare to historical measures of disease activity? Two major studies presented at ACR 2017 showing Vectra DA was more than three times better than conventional disease activity measures How should physicians modify treatment based upon Vectra DA score? Publication submitted in Q3FY18 on meaningful change in Vectra DA score Medical management protocol to be added to the test report When doctors follow the Medical Management Protocol does it lead to improved outcomes? Retrospective data available by end of FY18 Prospective data from ongoing demonstration studies in two years Copyright © 2018 Myriad Genetics, Inc. all rights reserved. www.myriad.com

New Data Supports Vectra DA Use for Assessing Cardiac Risk Potential Future Expanded Indication on Test Report Risk of Major Cardiac Event ≈3x Increased Risk Copyright © 2018 Myriad Genetics, Inc. all rights reserved. www.myriad.com Source: Ann Rheumatic Disease Dec. 2017 - Biomarker-related risk for myocardial infarction and serious infections in patients with rheumatoid arthritis: a population-based study

First Chemopredictive Data Presented on EndoPredict

Highly Predictive of Response to Neoadjuvant Chemotherapy

	EndoPredict Low Score	EndoPredict High Score	p value
Response to neo-adjuvant chemotherapy	0%	26.4%	0.0001
Response to endocrine therapy	27.3%	7.7%	0.015

Source: SABCS Presentation 2017 - The EndoPredict score predicts residual cancer burden to neoadjuvant chemotherapy and to neuroendocrine therapy in HR+/HER2- breast cancer patients from ABCSG34.

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myPath Melanoma Represents Significant Market 300,000 Patients Per Year in the U.S. have Uncertain Diagnosis Copyright © 2018 Myriad Genetics, Inc. all rights reserved. www.myriad.com ≈ 2.0 Million Skin Biopsies for Melanoma Per Year ≈ 15% Discordance 300,000 Uncertain Cases $500M U.S. Market Opportunity

Worldwide Leader in Personalized Medicine We are entering the golden age for personalized medicine Molecular diagnostics are the keystone for improving patient outcomes while eliminating waste in healthcare spending Myriad is the pioneer of “research-based” and “education-centric” business model for molecular diagnostics We are the best positioned company to lead this revolution in healthcare Copyright © 2017 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.